Cellular Biomedicine Group

*Nasdaq: **CBMG***

Development of haMPC as a Disease Modifying Therapy for Osteoarthritis Patients

Cellular Biomedicine Group

Richard Wang, Ph. D.

World Stem Cell Summit

December 8, 2016

Safe Harbor

Statements made in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include risks inherent in doing business, trends affecting the global economy, including the devaluation of the RMB by China in August 2015 and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

Stem Cell Regulation Positive Changes

Starting in 2015, a number of guidelines have been rolled out by the Chinese government, aiming at clarifying and speeding up regulatory approval

- **2015/8/23 《干细胞临床试验研究管理办法（试行）》（Clinical trial management）**

  《干细胞临床试验基地管理办法（试行）》（Clinical site management）

  《干细胞制剂质量控制及临床前研究指导原则（试行）》(CMC and preclinical guidelines)
- **2016/3/18 关于成立国家干细胞临床研究管理工作领导小组的通知 (National Governance Committee formed)**
- **2016/3/30 关于成立国家干细胞临床研究专家委员会的通知 (National Expert Committee formed)**
- **2016/10/24 关于首批干细胞临床研究机构备案的公示 (First 30 approved stem cell clinical sites announced)**
- **2016/11/7 "十三五"《医药工业发展规划指南》(Stem cell therapy as a national medicine development priority)**

Keys for Stem Cell Research and Translation

CBMG is the only pure-play NASDAQ-listed, China market focused biomedicine developmental company.

We are committed to developing stem cell therapy products with proprietary technologies to benefit patients in China and worldwide.

Our R&D focus has been on demonstration of:

- Preclinical Pharmacology – MOA/PK/PD/Efficacy
- Preclinical Safety – Immunogenicity/toxicity/TK
- CMC – Manufacturing/Formulation/QC
- Clinical Trials – multicenter, randomized, double-blind, controlled clinical meaningful end points, statistical significance

High Standard Research & Manufacturing Facilities

3 GMP Facilities In China

Designed to meet the standards of
U.S. FDA and Chinese regulatory bodies

3000m^2

GMP facilities



BEIJING

12 independent production lines

Cold chain logistics, with IT Cloud system monitoring temperature in real time



SHANGHAI

Cell bank capacity up to 200K donors

ISO-9001 certified by SGS

One of the few cell therapy companies in China with GMP facilities certified by national/international accreditation institutions.



WUXI

We are equipped for large scale and central production to support clinical studies and commercialization

Adipose Derived Mesenchymal Progenitor Cells



Purification &
Expansion
+ Ancillary
agent
Collect 30ml of
adipose tissue
(autologous or
allogeneic)
Mesenchymal
progenitor cells
(haMPC)
knee joint
injection
Cell banking
Available for future use

MOA



haMPCs
Self Renewal
DIFFERENTIATION
CHONDROGENESIS
IMMUNO-MODULATION
ANTI-INFLAMMATION
Cartilage
Regeneration
Cartilage
Protection

Product Development and Quality

Sample Collection & Shipment → Cell Isolation → Culture & Expansion → Cell/Plasmid/Virus Banking & Storage → Final Product & Formulation → Shipment

- Proprietary media, culture conditions and formulation (a number of patents)
- Semi/full automation
- GMP standards
- QA/QC management systems
- Assay validation and qualification
- 7 check points throughout production

REAGENTS & KITS



KEY PATENTS & CERTIFICATES



7



Manufacturing Step
Quality Check
Raw material purchasing
QC Release
Proprietary Media Formulation
Sterility Performance
Donor Screen
Donor Testing Hospital Report
Cell Bank Manufacture
In process controls
Cell Bank Cryo
Bank Testing
Thaw, wash, final formulation
Release Test
End of Production Cell Bank
EOPC Specific Test

Products Meet Stem Cell Characteristics

Stemness


96.1%
99.2%
99.6%
98.8%
97.1%
CD90
CD73
CD29
CD49d
HLA-I
0.5%
0.2%
0.9%
0.8%
1.3%
HLA-DR
Actin
CD14
CD45
CD34

Differentiation Potential


Chondroblasts
Osteoblasts
Adipocytes
Control
Induced
A
B
C
D
E
F
10×10
10×10
10×10
10×10
10×10
10×10

Knee Osteoarthritis (KOA)

KOA Introduction



Healthy knee joint
Osteoarthritis

> 5700 patients in China
> 60 old, 50%
> 65 old, 90%



SYNOVIAL MEMBRANE
INFLAMMATION
SYNOVIAL FLUID
Inflammatory cytokine increase
ARTICULAR CARTILAGE
Cartilage degradation
BONE
Osteoblast
Subchondral sclerosis
Cartilage erosion / fibrillation
Chondrocyte apoptosis

- Multiple Etiology and Complex Clinical Presentation
- Specific Disease Mechanism is not well understood
- No disease modifying therapies available

ReJoin® Efficacy and Safety in Animal Models

Animal Model	Cell Source	Efficacy
Rabbit (ACLT+MM)	Human (xeno)	Yes*
Rat (ACLT+MM)	Human (xeno)	Yes**
Sheep (ACLT+MM)	Sheep (auto)	Yes***
Sheep (ACLT+MM)	Sheep (allo)	Yes***
Dog (ACLT)	Dog (allo)	Yes***

* Int. J. Mol. Sci. 2015, 16 (6), 12076-12091 ** Stem Cell Research & Therapy (2016) ***in preparation for publication

GLP Tox

Acute Tox	**New Zealand Rabbit**	**No finding**
Long Term Tox	**Cynomolgus**	**No finding**
Tumorgenicity	**Immuno-deficient mice**	**On going**

ReJoin® Preclinical Summary

- ReJoin® was effective as cell therapy in rabbit OA models:
  - Reduced inflammatory factors; O'Driscoll score; MMP-13 expression;
  - Increased ICRS score and cartilage thickness; Collagen II expression.
- Human cells were engrafted in rabbit cartilage and detected 18 weeks after intra-articular injection.
- Efficacy and safety in xenogeneic experiments suggest potential allogeneic application in human therapy

International KOA Clinical Trial Guideline


Osteoarthritis drugs
Symptom-modifying
治标
Rapid-onset
Pain, function
Study duration≧3m
Slow-acting
Pain, function
Study duration≧6m
Disease-modifying
治本
Symptoms
Improve pain≧6m
Structure
Slow structure damage ≧12m

- How to define responders in osteoarthritis. Curr Med Res Opin. 2013 June ; 29(6): 719–729.
- Recommendations for an update of the 2010 European regulatory guideline on clinical investigation of medicinal products used in the treatment of osteoarthritis. Osteoarthritis and Cartilage. 23 (2015) 2086-93

ReJoin® Phase I/IIa Study – Met Primary Ends


Obtain Informed Consent Form
Enrollment (Random, n=18)
Liposuction
Low-dose Group (1*10^7/3ml , n=6)
Middle-dose Group (2*10^7/3ml , n=6)
High-dose Group (5*10^7/3ml , n=6)
Follow-up (3, 6,12 months)
Follow-up (18,24 months)

- Evaluate Safety of ReJoin® in KOA
- Registration: NCT01809769
- At Shanghai Renji Hospital

- Well tolerated, No SAE
- WOMAC (pain, stiffness, function) improved at 12, 24 and 48 week
- MRI showed cartilage volume increase at 24 and 48 week


WOMAC Score
WOMAC Score
** P=0.0044
*** P=0.0002
*** P<0.0001
* P=0.0221
Baseline
12w
24w
48w


Change of Knee Cartilage Volume
Change of Cartilage Volume(mm³)
400
200
0
-200
Δ3m -0d
Δ6m -0d
Δ12m -0d

Design of ReJoin® KOA Clinical Phase IIb Study



Informed Consent Form
Enrollment (n=48)
Liposuction (abdomen,50ml)
Randomization
ARTZ@ Therapy
A/A/A/A
ReJoin® Therapy
R/A/A/R
Follow-up
(24/48 weeks)
Follow-up
(24/48 weeks)

Double Blind, Randomized, Controlled

Primary outcome
WOMAC SCORE at 48 weeks after therapy

Secondary outcome
WOMAC SCORE at 24, 72, 96 weeks after therapy
VAS SCORE at 24, 48, 72, 96 weeks after therapy
SF-36 SCORE at 24, 48, 72, 96 weeks after therapy
Knee cartilage volume (MRI)
Safety Evaluation

← We closed the 48 week study

ReJoin@ : Human Adipose Tissue Derived Mesenchymal Progenitor Cells, CBMG
ARTZ@ : Sodium Hyaluronate, LG Chemical, Kabi Pharmacia (日本生物化学工业公司), 1987

Rejoin® Phase IIb - WOMAC Results


WOMAC
WOMAC SCORE
80
60
40
20
0
***
***
***
***
ARTZ ®(n=24)
ReJoin® (n=23)
Baseline
Week 24
Week 48


IMPROVEMENT RATE OF WOMAC
IMPROVEMENT RATE(%)
100
50
0
-50
-100
ARTZ ®(n=24)
ReJoin®(n=23)
Week 24
Week 48

More patients had greater improvement in the treatment group than the control group


IMPROVEMENT OF WOMAC SCORE
Subjects Numbers
20
15
10
5
0
ARTZ®
ReJoin®
12
13
**P=0.0083
8
1
*P=0.0368
6
1
≥20%
≥50%
≥70%
48 Weeks Improvement Rate after Therapy

Phase IIb - Knee Cartilage Volume Increase (MRI)



CHANGE OF KNEE CARTILAGE VOLUME
Change of Cartilage Volume(mm^3)
2000
1000
0
-1000
-2000
**p=0.0012
***p=0.0007
ARTZ®
ReJoin®
n=23
n=22
n=24
n=21
Δ24w-0d
Δ48w-0d

Cartilage volume loss is associated with

- worsening of knee symptoms
- increased risk of knee joint replacement

References:

1). Ann Rheum Dis 2005; 64:1038-42.
2). Ann Rheum Dis 2004; 63:444–9
3). BMC Musculoskeletal Disorders 2011, 12:195
4). Arthritis Rheum 2002; 46:2065-72
5). Arthritis Res Ther 2005; 8 (1)
6). Ann Rheum Dis. 2004, 63(3):264-8.
7) Ann Rheum Dis 2004, 63(9):1124-1127.

Significance of Cartilage Volume Change



CHANGE RATE(%)
4
0
-4
-8
-12
Baseline
Week 24
Week 48
Week 72
Week 96
ReJoin® Therapy(CBMG, Phase IIb, n=21-22, 55.03y)
ReJoin® Therapy(CBMG, Phase I/IIa, n=8-14, 54.77y)
ARTZ® Therapy(CBMG, Phase IIb, n=23-24, 59.64y)
Healthy Men(n=28, 51.9y)
Healthy Postmenopausal Women(n=57, 57y)
Historiacl Data I: OA with no therapy
Historical Data II: OA with no therapy

Summary of CBMG ReJoin® Therapy

ReJoin® Therapy: Intra-articular injections of haMPCs derived from patient's own fat tissue

Mechanism of Action:

- haMPC can regenerate damaged joint tissues
- haMPC also has anti-inflammatory effect by secreting chemicals to down-regulate inflammatory and immune responses

KOA Clinical Results

- Proven safe, no SAEs
- Improved joint pain, stiffness and function over baseline ≥ 6 m
- and as good as HA
- Regenerated cartilage at 12 m, significantly better than HA
- Satisfied the disease modifying therapy criteria

Phase I Clinical Trial of Allogeneic MPC for KOA

With the success of ReJoin® in clinical trials, we moved on to Phase I clinical trial for KOA of allogeneic MPC, AlloJoin™ to benefit more patients with ease of manufacturing and low cost


ICF
(NCT02641860)
Screening and enrollment(n=22)
Low-dose (1*10^7/3ml, n=7)
Middle-dose (2*10^7/3ml, n=8)
High-dose (5*10^7/3ml, n=7)
AlloJoin therapy
Intra-articular injection twice，0d/3w
Follow-up: 3 month safety
6 month efficacy
12 month efficacy

Allogenic MPC is Safe and Tolerable

CBMG

- This preliminary summary is for 3-month safety readout as per protocol
- Because subjects are still blinded, no break-down information available for the three dosing groups
- NO SAEs have been observed for any patients on the trial (same as the auto)
- The most common AEs are knee pain and swelling after injection
  - The severity of AE is similar to that of the auto trial
  - The occurrence seems to be different from the auto trial (more pain and less swelling)

	Phase I (auto-KOA)			Phase I (allo-KOA)		
AEs	Number of Patients	Correlation to Injection	Severity	Number of Patients	Correlation to Injection	Severity
Knee pain	9/18 = 0.5	related	Mild to moderate	17/22 = 0.77	related	Mild to moderate
Knee swelling	13/18 = 0.72	related	Mild to moderate	12/22 = 0.54	related	Mild to moderate

We are looking forward to reporting the complete analysis of the data

CBMG
Cellular Biomedicine Group
西比曼生物科技

Saving Life Revitalizing Life

with Stem Cell Products
and Immune Cell Products

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